UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2011
M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)
New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 842-5445
(NOT APPLICABLE)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     The 2011 Annual Meeting of Shareholders of M&T Bank Corporation was held on April 19, 2011. At the 2011 Annual Meeting, shareholders approved all of management’s proposals which included (i) the election of sixteen (16) directors, all of whom were then serving as directors of M&T Bank Corporation, for terms of one (1) year and until their successors are elected and qualified; (ii) the approval of the compensation of M&T Bank Corporation’s Named Executive Officers; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T Bank Corporation for the year ending December 31, 2011. The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.
The following table reflects the tabulation of the votes with respect to each director who was elected at the 2011 Annual Meeting:

	Number of Votes
Nominee	For	Withheld	Broker Non-Vote
Brent D. Baird	93,473,101	1,916,107	11,060,256
Robert J. Bennett	93,999,253	1,389,955	11,060,256
C. Angela Bontempo	92,539,842	2,849,366	11,060,256
Robert T. Brady	65,052,330	30,336,878	11,060,256
Michael D. Buckley	94,438,246	950,962	11,060,256
T. Jefferson Cunningham III	94,939,645	449,562	11,060,256
Mark J. Czarnecki	94,040,807	1,348,401	11,060,256
Gary N. Geisel	94,079,085	1,310,123	11,060,256
Patrick W.E. Hodgson	93,992,957	1,396,251	11,060,256
Richard G. King	84,579,184	10,810,024	11,060,256
Jorge G. Pereira	93,498,476	1,890,732	11,060,256
Michael P. Pinto	94,086,333	1,302,875	11,060,256
Melinda R. Rich	94,936,410	452,798	11,060,256
Robert E. Sadler, Jr.	94,333,509	1,055,699	11,060,256
Herbert L. Washington	94,007,480	1,381,728	11,060,256
Robert G. Wilmers	93,017,014	2,372,194	11,060,256
The following table reflects the tabulation of the votes with respect to the approval of the compensation of M&T Bank Corporation’s Named Executive Officers:

Number of Votes
For	Against	Abstain	Broker Non-Vote
92,726,736	1,786,535	875,927	11,060,256

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T Bank Corporation for the year ending December 31, 2011:

Number of Votes
For	Against	Abstain	Broker Non-Vote
105,248,849	1,073,817	126,798	*

*	Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
Date: April 20, 2011	By:	/s/ Marie King
Marie King
Administrative Vice President and Corporate Secretary